SUBSEQUENT EVENTS	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 16 – SUBSEQUENT EVENTS

During the April of 2022, we issued 4,915,644 shares of common stock, under S-1 registration statement with GHS for a total of $153,324 in net proceeds and expensed $34,500 in legal and financing fees as a result.

On May 6, 2022, we entered into a Securities Purchase Agreement with Mast Hill, L.P. (Mast Hill”) pursuant to which the Company issued to Mast Hill a $750,000 Convertible Promissory Note, due May 6, 2023 (the “Note”) for a purchase price of $675,000.00 plus an original issue discount in the amount of $75,000.00, and an interest rate of fifteen percent (15%) per annum. In addition, the Company issued Mast Hill a five-year warrant (“Warrant”) to purchase 9,375,000 shares of Common Stock in connections with this transactions.

NOTE 15 – SUBSEQUENT EVENTS

Investment

On January 10, 2022 CETY has made an investment in the form of a 12% convertible promissory note with a maturity date of January 10, 2025 in a natural gas pipeline project that is estimated to supply up to 50 million cubic meters per year to a region with a population of approximately 130k people, and a focus on industrial use. This note shall be convertible directly into shares or equity interest equal to 15% outstanding equity interest.

On January 27, March 31, 2022, and April 14 we issued 6,567,143 shares of common stock, under S-1 registration statement with GHS for a total of $176,678 in net proceeds and expensed $70,102 in legal and financing fees as a result.

On February 21, 2022 we issued 15,035,000 shares of common stock, under Regulation A registration statement a total of $1,202,800 in net proceeds.